UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2019

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.)	001-34789	27-1430478 (Hudson Pacific Properties, Inc.)

Maryland (Hudson Pacific Properties, L.P.)	333-202799-01	80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company

Hudson Pacific Properties, Inc.	☐
Hudson Pacific Properties, L.P.	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.	☐
Hudson Pacific Properties, L.P.	☐

Item 8.01 Other Events.

On February 20, 2019, Hudson Pacific Properties, L.P. entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in the underwriting agreement with respect to an underwritten public offering of $350,000,000 aggregate principal amount of its 4.650% Senior Notes due 2029 (the “Notes”), which are to be fully and unconditionally guaranteed by Hudson Pacific Properties, Inc.

The closing of the sale of the Notes is expected to occur on February 27, 2019, subject to the satisfaction of customary closing conditions. The Notes will be issued pursuant to a base indenture, dated as of October 2 2017, by and among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee, to be supplemented by a second supplemental indenture, to be dated as of the closing date, which will be filed with the Securities and Exchange Commission on a subsequent Current Report on Form 8-K.

The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on March 15, 2018 (Registration Nos. 333-223692 and 333-223692-01), a base prospectus, dated March 15, 2018, included as part of the registration statement, and a prospectus supplement, dated February 20, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 20, 2019, among Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 26, 2019

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer